Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,750,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,970.38
Total Offset Amount	1,056.39
Net Fee	$ 2,913.99